White Mountains Insurance Group, Ltd. 2024 Annual Investor Presentation

1 Forward-Looking Statements Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this presentation which address activities, events or developments which White Mountains expects or anticipates will or may occur in the future are forward-looking statements. The words “could”, “will,” “believe,” “intend,” “expect,” “anticipate,” “project,” “estimate,” “predict” and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to White Mountains’s: (i) change in book value per share, adjusted book value per share or return on equity; (ii) business strategy; (iii) financial and operating targets or plans; (iv) incurred loss and loss adjustment expenses and the adequacy of its loss and loss adjustment expense reserves and related reinsurance; (v) projections of revenues, income (or loss), earnings (or loss) per share, EBITDA, adjusted EBITDA, dividends, market share or other financial forecasts of White Mountains or its businesses; (vi) expansion and growth of its business and operations; and (vii) future capital expenditures. These statements are based on certain assumptions and analyses made by White Mountains in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to its expectations and predictions is subject to risks and uncertainties that could cause actual results to differ materially from expectations, including: (i) the risk factors set forth in our Form 10-K for the year ended December 31, 2023; (ii) claims arising from catastrophic events, such as hurricanes, windstorms, earthquakes, floods, wildfires, tornadoes, tsunamis, severe weather, public health crises, terrorist attacks, war and war-like actions, explosions, infrastructure failures, or cyber-attacks; (iii) recorded loss reserves subsequently proving to have been inadequate; (iv) the market value of White Mountains’s investment in MediaAlpha; (v) the trends and uncertainties from the COVID-19 pandemic, including judicial interpretations on the extent of insurance coverage provided by insurers for COVID-19 pandemic-related claims; (vi) business opportunities (or lack thereof) that may be presented to it and pursued; (vii) actions taken by rating agencies, such as financial strength or credit ratings downgrades or placing ratings on negative watch; (viii) the continued availability of capital and financing; (ix) the continued availability of fronting and reinsurance capacity; (x) deterioration of general economic, market or business conditions, including due to outbreaks of contagious disease (including the COVID-19 pandemic) and corresponding mitigation efforts; (xi) competitive forces, including the conduct of other insurers; (xii) changes in domestic or foreign laws or regulations, or their interpretation, applicable to White Mountains, its competitors or its customers; and (xiii) other factors, most of which are beyond White Mountains’s control. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by White Mountains will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, White Mountains or its business or operations. White Mountains assumes no obligation to publicly update any such forward-looking statements, whether as a result of new information, future events or otherwise.

2 Notes and Non-GAAP Financial Measures Notes Management has adjusted certain amounts within this presentation. Management believes the adjusted amounts to be useful to management and investors in depicting and evaluating White Mountains's financial condition and performance. The adjusted amounts are noted and described on p. 50 in the Appendices. Non-GAAP Financial Measures Management believes the non-GAAP measures included in this presentation to be useful to management and investors in depicting and evaluating White Mountains's financial condition and performance. The non-GAAP financial measures included in this presentation, and the number of the page on which each measure is first shown, are listed below. • Adjusted Book Value per Share (“ABVPS”) (p. 5) • Growth in ABVPS (p. 5) • Owners’ Capital Per Share (p. 12) • Ark Growth in Tangible Book Value (p. 16) • Kudu Levered Return (p. 27) • Kudu Annualized Adjusted EBITDA (p. 28) • Bamboo MGA Adjusted EBITDA (p. 30) • Bamboo Annualized MGA Adjusted EBITDA (p. 30) • Total Portfolio (Ark, HG Global, Parent, Consolidated) (p. 42, 43) • Fixed Income (Ark, HG Global, Parent, Consolidated) (p. 43) • Equities and Alternatives (Ark, Parent, Consolidated) (p. 43) • Equities and Alternatives / Total Portfolio (Ark, Parent, Consolidated) (p. 43) • Equities and Alternatives / Shareholders’ Equity (Ark, Consolidated) (p. 43) • Total Portfolio Return (p. 44) • Fixed Income Return (p. 44) • Equity and Alternative Return (p. 44) Please see p. 51-62 in the Appendices for a reconciliation of each non-GAAP measure from its most closely comparable GAAP financial measure. Electronic Copy of Presentation An electronic copy of this presentation is available on our website: www.whitemountains.com

Introductions

2023 Year in Review

5 2023 Year in Review  Good, scrappy year – ABVPS up 14% to $1,704  Key highlights: – Strong operating results at Ark/WM Outrigger and Kudu – Mixed operating results elsewhere – Excellent investment returns – Value-added capital deployments

6 Returns in Context YTD May 31, Book value returns 2023 1Q24 Market value returns 2023 2024 WTM ABVPS 14.0% 5.5% WTM 6.5% 20.1% Dowling & Partners Composite TVC [1] 22.1% n/a Dowling & Partners Composite [2] 14.0% n/a S&P 500 26.3% 11.3% S&P P&C Insurance Total Return 10.8% 24.1%

7 Recent Deployments Capital Returns as of March 31, 2024 ($ in millions) deployed $ % 1. Deployments impacting 2023 WM Outrigger 2023 205$ 71$ 35% MAX tender offer 59 61 104% DOXA 50 28 55% 2. Other recent deployments Kudu 150$ Bamboo 297 WM Outrigger 2024 130 White Mountains Partners TBD

Capital & Financial Position

9 $2.9 $2.1 $3.1 $1.6 $0.6 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 1Q17 2017 2018 2019 2020 2021 Post-NSM 2022 2023 1Q24 $ in b ill io ns Capital deployments, cumulative Capital distributions, cumulative Undeployed capital Deployments, Distributions and Undeployed Capital [4][3] Post-OneBeacon: $1.8 billion deployed $1.5 billion distributed Post-NSM: $1.1 billion deployed $0.6 billion distributed [5]

10 Financial Position as of 1Q24  Total capital of $5.6 billion, principally in shareholders’ equity – No financial leverage at parent – Prudent financial leverage at opcos – Consolidated debt to total capital of 10%  Undeployed capital of $0.6 billion, or 10% of total capital

Operating Businesses

12 Owners’ Capital Per Share as of 1Q24 [6] Total: $1,797 ABVPS Ark $352 WM Outrigger $59 HG Global $351 Kudu $274 Bamboo $117 MediaAlpha $183 PC/DS $59 Elementum $14 Other operating businesses $38 Strategic investments & other $123 Undeployed capital $228

13 Key Operating Businesses Company Initial investment year WTM ownership [7] Management ownership [7] ABV [6] ($ in millions) Per share [6] ($) 2021 62% 38% $1,045 $410 2012 97% 3% 893 351 2018 76% 16% 697 274 2014 32% 29% 466 183 2024 64% 27% 298 117 2015 54% 46% 150 59 2019 27% 73% 35 14 WM Outrigger

14 Ark: Overview  Specialized P&C (re)insurance business  Founded in 2007 by Ian Beaton and Nick Bonnar  Writes five major lines of business: property, specialty, marine & energy, A&H and casualty  Business written via: – Lloyd’s Syndicates 4020 and 3902 – Bermuda-based reinsurer Group Ark Insurance Ltd.  Top-quartile underwriter at Lloyd’s over many years WM Outrigger

15 Outrigger: Overview  Outrigger Re is a sidecar to Ark’s Bermuda global property cat XOL reinsurance book; renewable annually  Ark launched Outrigger for January 1, 2023 – $205 million of WTM capital; $45 million of third-party capital – Produced a return of 35% for WTM through 1Q24  Ark renewed Outrigger in full for 2024 – WTM rolled over $130 million; third parties took the rest – Healthy 1/1 and 4/1 renewals; risk / return profile remains attractive WM Outrigger

16 Ark: Recent Results  Excellent results in 2023 – Combined ratio of 82% – Gross written premiums of $1.9 billion, up 31% YOY – Blended risk-adjusted rate change of +15% – Grew Tangible Book Value over 40%  Good 1Q24 results – Combined ratio of 94% – Gross written premiums of $872 million, up 8% YOY – Blended risk-adjusted rate change of +3% WM Outrigger

17 $598 $1,059 $1,452 $1,898 $1,961 98% 87% 82% 82% 83% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2020 2021 2022 2023 1Q24 TTM Com bined Ratio G ro ss W rit te n Pr em iu m s ( $ in m ill io ns ) Property Specialty Marine & Energy Casualty A&H Combined Ratio Ark: Financial Snapshot [8] WM Outrigger

18 Ark: Relative Performance at Lloyd’s WM Outrigger 2019-2023 Profitability and Volatility [9] Less Profitable More Profitable L es s V ol at ile M or e V ol at ile ERS 218 Arch 1955 Antares 1274 CNA Hardy 382 RenRe 1458 Canopius 4444 Brit 2987 Argenta 2121 Liberty 4472 TMK 510 Hamilton 4000 Chaucer 1084 HCC 4141 QBE 386 Ascot 1414 Newline 1218 Atrium 609 Aegis 1225 Munich Re 457 Arch 2012 WRB 1967 Beazley 2623 QBE 2999 Talbot 1183 ARK 4020 Chubb 2488 Markel 3000 Scor 2015 Brit 2988 Apollo 1971 MS Amlin 2001 AXA XL 2003 The Hartford 1221 Westfield 1200 Travelers 5000 Aspen 4711 Everest 2786 Inigo 1301 Beat 4242 Nephila 2357 Allied W. 2232 GIC Re 1947 Cin. Glob. 318 Beazley 3623 Lancs 3010 Ariel Re 1910 Faraday 435 Hiscox 33 MAP 2791 ARK 3902 Probitas 1492 Ive 2525 Apollo 1969 Blenheim 5886 Axis 1686 Lancs 2010 Hiscox 3624 IQUW 1856Source: Insurance Insider

19 Ark: Market Environment WM Outrigger Rate, Terms & Conditions Uncertainties  Property (re)insurance  rolling  Marine & energy  flat  Specialty differentiated  A&H  flat  Casualty  up 5-10%  Political violence / war  Catastrophic risks and secondary perils  Inflation

20 Ark: Go-Forward Strategy WM Outrigger  Near-term, cyclical opportunities persisting  Longer-term, secular themes and structural changes emerging  Opportunistic capital redeployment in the face of uncertainty and risk  Recent team additions: – A&H – Marine liability – Political violence / crisis management

21 HG Global / BAM: Overview  Financial guarantor that insures essential public purpose municipal bonds  BAM is a mutual company owned by its municipality policyholders  HG Global is a stock company owned by WTM; provides first-loss reinsurance to BAM  WTM economics come in two forms: – BAM surplus notes payments – HG Re reinsurance profits

22 HG Global / BAM: Recent Results  Decent year in 2023, down from record year in 2022 – Gross written premiums and MSC [10] of $131 million (down 10% YOY) – Par insured of $16 billion (down 3% YOY) – Total pricing of 0.84% (down 8% YOY)  Cash payment on surplus notes of $27 million  Decent 1Q24 results – Gross written premiums and MSC [10] of $22 million (up 4% YOY) ● Par insured of $3.6 billion (up 24% YOY) ● Pricing at 61 bps (down 16% YOY) – Strong primary market; weaker secondary market

23 HG Global / BAM: Market Environment Year ended ($ in billions) 2021 2022 2023 1Q24 Total new municipal bond issuance 458$ 360$ 363$ 98$ Insured penetration, overall 8% 8% 9% 7% Insured penetration, target market 27% 26% 31% 31% BAM market share (transactions) 53% 56% 55% 53% 10YT (period end) 1.52% 3.88% 3.88% 4.20% AA-A credit spread (average) 11 bps 13 bps 11 bps 9 bps

24 HG Global / BAM: Financial Snapshot Year ended ($ in millions, except where stated) 2021 2022 2023 1Q24 Gross premiums and MSC [10] 118$ 147$ 131$ 22$ Primary + surety 88 84 81 17 Secondary and assumed reinsurance 30 63 50 5 Par insured ($ in billions) 17.5$ 16.0$ 15.6$ 3.6$ Pricing 67 bps 91 bps 84 bps 61 bps Primary + surety 57 bps 69 bps 63 bps 51 bps Secondary and assumed reinsurance 155 bps 163 bps 189 bps 149 bps Claims paying resources 1,192$ 1,423$ 1,501$ 1,508$

25 HG Global / BAM: Key Priorities  Grow and expand BAM’s existing lines of business – Primary market  increase insurance utilization in targeted regions and credit sectors – Secondary market  broaden institutional investor utilization – Platform  continue to automate trade analysis and execution  Preserve and enhance BAM’s financial strength – Maintain AA Rating / Stable Outlook from S&P – Ensure efficient utilization of capital – Improve investment portfolio returns within existing guidelines – Pay down surplus notes

26 Kudu: Overview  Provides capital solutions and advisory services to asset management companies – Generational ownership transfers – Management buyouts – Acquisition and growth finance – Legacy partner liquidity  Deals are typically structured as revenue shares: healthy running cash yield plus an equity kicker  Since inception, Kudu has deployed $885 million of gross capital into 25 managers  Deal pipeline remains robust; WTM committed $150 million of incremental capital in 2023

27 Kudu: Recent Results  Strong 2023 results – Levered Return of 12% – GAAP ROE of 17% – Portfolio value up 15% on a same store basis  Deployed $172 million, primarily into five new deals  Solid 1Q24 results – Levered Return of 12% – TTM 1Q24 GAAP ROE of 13%  To date, full exits have produced a combined IRR of 30%  18 of 23 remaining investments in-line with initial underwriting or better

28 $374 $210 $356 $219 7% 8% 11% 8% 12% 12% 6% 7% 20% 12% 17% 13% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% $0 $200 $400 $600 $800 $1,000 $1,200 2019 2020 2021 2022 2023 1Q24 Return To ta l N et C ap ita l [1 1] ($ in m ill io ns ) Equity capital drawn, net Debt capital drawn, net Retained earnings Dry powder Levered Return GAAP ROE Kudu: Financial Snapshot $21 Annualized Adjusted EBITDA [13]: $29 $48 $39 $66 $65 [12]

29 Bamboo: Overview  California homeowners’ insurance MGA founded and led by John Chu  Differentiated model in dislocated market, with several competitive advantages: – Recent  launched after 2017-2018 wildfire losses with adequate rate – Modern  strong tech & data analytics; lean cost structure – Well-positioned  open for business in admitted and E&S markets – Well-structured  commission-based MGA model with blue-chip reinsurer partners  WTM acquired 73% of Bamboo in January – Founders / management retained a significant stake  Opportunistic entry point into sustainable business  On April 1, WTM committed $30 million to 2024 quota share reinsurance program

30 Bamboo: Recent Results [14]  Strong results in 1Q24 – Managed premiums of $90 million for 1Q and $277 million for TTM (up ~3x YOY) – MGA Adjusted EBITDA of $6 million for 1Q and $15 million for TTM – Strong underlying underwriting results $95 $277 $358 $(9) $15 $26 -$20 -$10 $0 $10 $20 $30 $40 $0 $100 $200 $300 $400 $500 $600 1Q23 TTM 1Q24 TTM 1Q24 annualized M G A A djusted E BITD A ($ in m illions) M an ag ed p re m iu m s ( $ in m ill io ns ) Managed premiums MGA Adjusted EBITDA

31 Bamboo: Market Environment  California homeowners’ insurance market reached a breaking point in 2023 – Legacy carriers struggling to price for rising home values, cat risk and reinsurance costs – >50% of primary capacity in admitted market has pulled back  Bamboo benefiting from market dislocation – Open for business with rate-adequate filings – Robust growth, focused appetite and strong underwriting (volumes up 3x, loss ratios down) – Building presence with sticky customer and agent base  Near term  focus on clear and present opportunity in California  Medium term  optionality to add new products, channels and states

32 MediaAlpha: Overview  Online customer acquisition technology company (NYSE: MAX)  Industry-leading marketplaces for real-time transactions in clicks, calls and leads  Multiple verticals, including P&C, health and life insurance  Fee-based economic model: take percentage on all marketplace transactions  WTM owns 25% of MAX; unconsolidated business held at fair market value (= MAX share price)  Original deployment has produced an 8.9x MOIC in cash; hold 16.9 million shares of continuing upside  Tender deployment has produced a 1.5x MOIC in cash; hold 0.9 million shares of continuing upside – June 2023  executed tender for 5.9 million shares @ $10 per share – May 2024  executed secondary sale of 5.0 million shares @ $19 per share (gross)

33 MediaAlpha: Recent Results  2023 was a wild ride at MediaAlpha – Extreme cycle for personal auto insurers  continued ad spend pullback – Transaction value of $593 million (down 20% YOY) – Adjusted EBITDA of $27 million (up 19% YOY) – MAX share price fell to $5 in 2Q23; rebounded to $11 by year end  Strong 1Q24 results – TTM Adjusted EBITDA increased to $34 million (up 49% YOY) – Positive momentum in p&c vertical; key carriers ramping up ad spend – Share price has reacted positively year to date

34 $38 $101 $150 $175 $219 $396 $560 $816 $1,019 $738 $593 $619 $1 $6 $7 $7 $11 $32 $43 $58 $58 $23 $27 $34 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 $55 $60 $65 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 1Q24 TTM A djusted E BITD A ($ in m illions)Tr an sa ct io n V alu e ($ in m ill io ns ) Transaction Value - p&c Transaction Value - health Transaction Value - life & other Adjusted EBITDA MediaAlpha: Financial Snapshot [15]

35 PassportCard / DavidShield: Overview  Offers travel and expat medical insurance  Delivers coverage and services in 180+ territories around the world  Real-time, paperless insurance solution, delivered via debit card  Superior customer experience, premium pricing and high reactivation rates  Originally launched in Israel; select international expansion  Economic model is commission-based (base and profit); no net risk retention  WTM owns 54% of PassportCard / DavidShield  Unconsolidated business held at fair market value

36 PassportCard / DavidShield: Recent Results  2023 was on track to be another record year until outbreak of war in early October  Core premiums of $217 million (down 6% YOY) – 4Q23 Israeli travel premiums dropped to ~30% of prior year – Other businesses largely unaffected  Solid 1Q24 in light of challenging circumstances – Israeli travel premiums now running at ~70% of prior year – Other businesses growing nicely ● European expat medical approaching breakeven ● Australian leisure travel gaining traction

37 $55 $79 $107 $132 $154 $75 $125 $232 $217 $205 $6 $6 $10 $15 $18 $2 $14 $30 $14 $10 $0 $5 $10 $15 $20 $25 $30 $35 $40 $0 $40 $80 $120 $160 $200 $240 $280 2015 2016 2017 2018 2019 2020 2021 2022 2023 1Q24 TTM Core E BITD A , ,net ($ in m illions) Co re C on tro lle d Pr em iu m s ( $ in m ill io ns ) Leisure travel - Israel Expat medical - Europe Expat medical - Israel Core EBITDA, net PassportCard / DavidShield: Financial Snapshot [16] 3Q23 TTM core controlled premiums of $240 million

38 Elementum: Overview  Among the largest independent managers of insurance-linked securities (ILS)  Manages portfolios of nat cat risk on behalf of institutional investors  Accesses risk via a range of instruments: cat bonds, collateralized reinsurance, primary insurance  Delivers a range of risk / return and liquidity profiles  Fee-based business (management fees and performance fees)  WTM owns a 27% stake in the management company (main event)  Unconsolidated business held at fair market value  In addition, WTM has $110 million invested in Elementum funds as of 1Q24

39 Elementum: Recent Results  Strong 2023 for Elementum and broader ILS market – AUM increased to $3.9 billion (up 5%) – Adjusted EBITDA increased to $19 million (up 2x, driven by performance fees) – Fund returns to WTM of 16% – Continued strong cash yield  Decent start to 2024 – AUM down 7% QOQ at $3.6 billion – TTM Adjusted EBITDA of $18 million – Fund returns to WTM of 4% (thru April)  Market dynamics for ILS investing remain positive

40 White Mountains Partners: Overview  New, wholly-owned business unit launched in 4Q23  Led by CEO and Managing Partner John Daly  Provides first institutional capital to family, founder and entrepreneur-owned businesses in three sectors: – Essential services – Light industrial – Specialty consumer  Natural extension of our long-term, value-oriented approach to capital deployment  Opportunity to diversify into sectors uncorrelated with insurance cycles

Investments

42 Investments: Philosophy and Approach  Invest for total return  Policyholder funds invested conservatively; shareholder funds invested more aggressively  Relative to insurance peers, we tend to have (i) shorter duration and (ii) higher equity exposure  Parent investment decisions take into account capital position and corporate needs  $4.1 billion Total Portfolio [17] at 1Q24 – $3.2 billion of policyholder funds – $0.9 billion of shareholder funds

43 Investments: Composition ($ in millions) Ark HG Global Parent [18] Consolidated Fixed Income [17] 2,030$ 623$ 561$ 3,214$ Equities and Alternatives [17] 462 - 425 888 Total Portfolio [17] 2,492$ 623$ 986$ 4,102$ Fixed income duration (years) [19] 0.9 4.3 2.3 1.8 Fixed income credit quality A+ AA- A+ A+ Equities and Alternatives / Total Portfolio 19% 0% 43% 22% Equities and Alternatives / Shareholders’ Equity [20] 38% 0% n/a 44% As of March 31, 2024

44 Investments: Performance [21] 2022 to 2022 to 1Q24 Year ended 1Q24 Annualized 2022 2023 1Q24 Annualized Outperformance Total Portfolio Return -2.1% 9.1% 1.3% 3.6% 10YT + 150 bps -14.8% 4.3% -1.2% -5.6% +9.2% Conventional Wisdom Benchmark [22] -13.6% 8.5% 0.9% -2.5% +6.0% Fixed Income Return -4.0% 6.6% 0.7% 1.4% BBG Intermediate U.S. Aggregate Index -9.5% 5.2% -0.4% -2.3% +3.7% Equity and Alternative Return 7.9% 17.1% 3.4% 12.6% S&P 500 Index -18.1% 26.3% 10.6% 6.1% +6.5%

What to Expect

46 What to Expect from Us  More of the same  Focused on growing per share values over long periods of time  Not focused on near-term GAAP results  Adhering to our core operating principles: – Underwriting comes first – Maintain a disciplined balance sheet – Invest for total return – Think like owners  Strengthening talent base  Deploying / distributing capital patiently and intelligently

47 Wise Words… 1-year 5-year 10-year 20-year Since WTM IPO (1985) WTM - ABVPS 14.8% 13.0% 10.7% 9.7% 13.5% WTM - MVPS 30.3% 14.2% 11.7% 6.8% 12.4% S&P 500 29.9% 15.1% 13.0% 10.2% 11.4% S&P P&C Insurance Total Return [23] 41.3% 17.8% 16.5% 10.6% 10.7% Return periods ended March 31, 2024

48 Superior Track Record Over 35+ Years

Appendices 1. Notes (p. 50) 2. Non-GAAP Financial Measures (p. 51)

50 Notes 1. Total value creation (tangible book value plus dividends) composite of 46 publicly traded underwriters reported by Dowling & Partners. 2. Composite performance for 56 publicly traded underwriters and brokers reported by Dowling & Partners. 3. 1Q17 undeployed capital amount is adjusted to reflect the OneBeacon transaction as if it had closed on 3/31/17. 4. 2020 deployments include unfunded commitments of $298 million at 12/31/20, including WTM’s remaining equity commitment to Ark of $200 million, which was terminated in connection with Ark’s issuance of $163 million of unsecured subordinated debt in 3Q21. 5. 1Q24 undeployed capital includes near-term anticipated distributions from operating subsidiaries. 6. Amounts reflect near-term distributions and all unfunded commitments as if they were fully funded at 3/31/24. 7. Ownership is presented as of 1Q24 on a fully-diluted, fully-converted basis with the exception of (i) HG Global (preferred stock ownership is presented) and (ii) PassportCard/DavidShield (basic common ownership is presented). Amounts shown for Ark/WM Outrigger reflect ownership of Ark only. WM Outrigger is WTM’s wholly owned segregated account of Outrigger Re Ltd. 8. 2020 combined ratio presented on a UK GAAP basis after third party capital, as 2020 predates WTM’s ownership of Ark. 9. Analysis measures (i) profitability using average combined ratios for the 2019-2023 period weighted by annual GWP and (ii) volatility using weighted standard deviations of annual combined ratios reported for the 2019-2023 period. Criteria for inclusion are five years of trading with more than GBP 100 million of gross written premiums in at least three of those years. Life syndicates, RITC syndicates and SPAs are excluded. Source: Insurance Insider (used with permission). 10. Member surplus contribution (“MSC”) constitutes a portion of premiums for the issuance of each municipal bond insurance policy. Members may reutilize their MSC from the original issuance as a credit toward the insurance cost on refunding bonds. 11. Kudu total net capital reflects (i) equity capital net of distributions from Kudu, (ii) debt capital, net of repayments and (iii) retained earnings. 12. Kudu dry powder assumes that (i) Kudu’s credit facility is renewed in 2Q24 on substantially similar terms and (ii) covenant compliance. 13. Kudu’s EBITDA is a non-GAAP financial measure that excludes interest expense on debt, income tax expense (benefit), depreciation and amortization of other intangible assets from GAAP net income (loss). Adjusted EBITDA is a non-GAAP financial measure that excludes certain other items in GAAP net income (loss) in addition to those excluded from EBITDA. The items relate to (i) net realized and unrealized investment (gains) losses on Kudu’s participation contracts, (ii) non- cash equity-based compensation expense and (iii) transaction expenses. Annualized Adjusted EBITDA (i) adds annualized partial year revenues from Kudu’s participation contracts acquired in the previous 12-month periods and a full year of estimated revenues from contracts acquired at the end of a 12-month period and (ii) removes revenues from Kudu’s participation contracts sold in the previous 12-month periods. 14. Bamboo’s MGA EBITDA is a non-GAAP financial measure that adds back interest expense on debt, income tax (expense) benefit, depreciation and amortization of other intangible assets to MGA net income (loss). MGA Adjusted EBITDA is a non-GAAP financial measure that excludes certain other items in GAAP net income (loss) in addition to those added back to calculate MGA EBITDA. The items relate to (i) non-cash equity-based compensation expense, (ii) software implementation expenses and (iii) restructuring expenses. 1Q24 Annualized MGA EBITDA is 1Q24 MGA EBITDA multiplied by 4. Figures shown prior to 1Q24 predate WTM’s ownership of Bamboo. 15. MediaAlpha’s 2022 financials are shown on a pro forma basis adjusting for its acquisition of Pocket your Dollars. 16. PassportCard/DavidShield core business excludes international growth initiatives. PC Europe is classified as core beginning in 2022. Core EBITDA, net is presented on an underwriting year basis, net of the impact of prior period development. 17. Investment classifications are shown on a non-GAAP basis and reflect various adjustments and management reclassifications as shown on pages 57 to 60. 18. Parent portfolio includes $52 million of Bamboo’s fixed maturity investments, short-term investments and other adjustments as shown on page 60. 19. Fixed income duration reflects management reclassifications as shown on pages 57 to 60. 20. Equities and Alternatives / Shareholders’ Equity is calculated using shareholders’ equity as the denominator for Ark and HG Global and Adjusted Shareholders’ Equity for consolidated WTM as reconciled on pages 58 and 61. 21. Investment performance is shown on a non-GAAP basis as reconciled on page 62. 22. The Conventional Wisdom Benchmark is comprised of 85% of the BBG U.S. Aggregate Index return and 15% of the S&P 500 return. 23. The inception date of the S&P P&C Insurance Total Return Index was 9/11/89.

51 Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of GAAP book value per share ("BVPS") to ABVPS and growth in ABVPS ($ millions, except per share amounts; shares in thousands) 2023 1Q24 Numerator WTM's common shareholders' equity (GAAP BVPS numerator) 4,240$ 4,470$ 97% of HG Global's unearned premium reserve 265 268 97% of HG Global's net deferred acquisition costs (77) (77) 97% of the time value of money discount on BAM surplus notes (88) (86) Adjusted Common Shareholders' Equity (ABVPS numerator) 4,341$ 4,575$ Denominator Common shares outstanding (GAAP BVPS denominator) 2,560 2,566 Less: unearned restricted common shares (12) (20) Adjusted Common Shares Outstanding (ABVPS denominator) 2,548 2,545 GAAP book value per share 1,656$ 1,742$ Adjusted book value per share 1,704$ 1,797$ Growth in GAAP BVPS, including dividends [a] 13.8% 5.3% Growth in ABVPS, including dividends [a] 14.0% 5.5% [a] White Mountains declared a $1 per share dividend in the first quarter of each period.

52 Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Comparison of GAAP BVPS returns to ABVPS returns 1-year 5-year 10-year 20-year Since WTM IPO (1985) WTM - BVPS 14.6% 12.3% 10.5% 9.5% 13.4% WTM - ABVPS 14.8% 13.0% 10.7% 9.7% 13.5% Return periods ended March 31, 2024

Non-GAAP Financial Measures

White Mountains Insurance Group, Ltd.

Reconciliation of GAAP book value and GAAP BVPS allocation of capital to actual and pro forma Adjusted Book Value and ABVPS allocation of capital

($ millions, except per share amounts)

	1Q24 Actual				1Q24 Pro Forma		1Q24 Owners' Capital Per Share		
	GAAP Book Value	Reclass UDC & Commitments	Adjustments	Adjusted Book Value	Pro Forma Adjustments[c]	Pro Forma Adjusted Book Value	GAAP Book Value	Adjusted Book Value[d]	Pro Forma Adjusted Book Value[d]
Ark	$ 895	$ -	$ -	**$ 895**	$ -	**$ 895**	$ 349	**$ 352**	**$ 352**
WM Outrigger	215	-	-	**215**	(65)	**149**	84	**84**	**59**
HG Global	789	-	104	**893** [a]	-	**893**	307	**351**	**351**
Kudu	573	130	-	**703** [b]	(6)	**697**	223	**276**	**274**
Bamboo	298	-	-	**298**	-	**298**	116	**117**	**117**
MediaAlpha	466	-	-	**466**	-	**466**	181	**183**	**183**
PassportCard / DavidShield	150	-	-	**150**	-	**150**	58	**59**	**59**
Elementum	35	-	-	**35**	-	**35**	14	**14**	**14**
Other operating businesses	98	-	-	**98**	-	**98**	38	**38**	**38**
Strategic investments	216	42	-	**258** [b]	-	**258**	84	**101**	**101**
Other net assets	736	(654)	-	**82** [b]	(26)	**56**	287	**32**	**22**
Undeployed capital (UDC)	-	483	-	**483** [b]	97	**580**	-	**190**	**228**
Total	$ 4,470	$ -	$ 104	**$ 4,575**	$ -	**$ 4,575**	$ 1,742	**$ 1,797**	**$ 1,797**

[a] Adjusted Book Value includes: (i) HG Global's unearned premium reserve net of deferred acquisition costs and (ii) a time value of money discount on BAM surplus notes.

[b] Adjusted Book Value includes unfunded commitments and other reclassifications at the parent company.

[c] Pro forma adjustments reflect expected near-term distributions from operating companies.

[d] ABVPS is calculated using Adjusted Common Shares Outstanding, as shown on page 51.

53

54 Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of Ark's GAAP equity to Tangible Book Value and calculation of growth in book value to Growth in Tangible Book Value, including dividends ($ millions) Year Ended December 31, 2023 Beginning GAAP equity [a] 965$ Less: Goodwill & other intangibles (293) Plus: Deferred tax liability on other intangibles 44 Plus: Contingent consideration 45 Beginning Tangible Book Value [b] 762$ Ending GAAP equity [c] 1,230$ Less: Goodwill & other intangibles (293) Plus: Deferred tax liability on other intangibles 44 Plus: Contingent consideration 94 Ending Tangible Book Value [d] 1,075$ Dividends [e] 24$ Growth in book value [(c+e)/a-1] 30% Growth in Tangible Book Value [(d+e)/b-1] 44%

Non-GAAP Financial Measures

White Mountains Insurance Group, Ltd.

Reconciliations of Kudu GAAP net income to Kudu Annualized Adjusted EBITDA and return on equity to Levered Return

($ millions)		Trailing Twelve Months Ended 4Q20	4Q21	4Q22	4Q23	1Q24
GAAP net income (loss)	[a]	$ 21	$ 78	$ 62	$ 105	$ 79
Add back:						
Interest expense		6	12	15	21	22
Income tax expense (benefit)		7	30	27	32	24
Depreciation expense		-	-	-	0	0
Amortization of other intangible assets		-	0	0	0	0
EBITDA		34	120	104	158	126
Exclude:						
Net realized and unrealized (gains) losses		(16)	(90)	(64)	(106)	(70)
Non-cash equity-based compensation expense		-	1	0	1	1
Transaction expenses		4	2	2	4	3
Adjusted EBITDA		22	33	42	57	60
Adjust for participation contract transactions:						
Add annualized / forecasted revenues from acquisitions		7	18	3	9	6
Remove partial year revenues exits		-	(2)	(6)	0	0
Kudu Annualized Adjusted EBITDA		**29**	**48**	**39**	**66**	**65**
Remove: Interest expense		(6)	(12)	(15)	(21)	(22)
Levered Annualized Adjusted EBTDA	[b]	$ 23	$ 36	$ 24	$ 45	$ 43
Average GAAP equity	[c]	$ 284	$ 400	$ 509	$ 618	$ 605
Return on equity	[a/c]	7%	20%	12%	17%	13%
Equity capital drawn, net	[d]	$ 299	$ 346	$ 304	$ 374	$ 374
Kudu Levered Return	[b/d]	**8%**	**11%**	**8%**	**12%**	**12%**

Note: TTM periods that precede 1Q20 are not reconciled to GAAP as Kudu was not consolidated in White Mountains's results until 2Q19.

55

56 Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliations of Bamboo GAAP net income to MGA Adjusted EBITDA and 1Q24 Annualized MGA Adjusted EBITDA ($ millions) 1Q24 GAAP net income (loss) 2$ Exclude: Net (income) loss, Bamboo Captive 0 MGA net income (loss) 2 Add back: Income tax expense (benefit) (1) Amortization of other intangible assets 4 MGA EBITDA 6 Exclude: Non-cash equity-based compensation expense 0 Software implementation expenses 1 Restructuring expenses 0 MGA Adjusted EBITDA 6$ 1Q24 Annualized MGA Adjusted EBITDA 26$ Note: Periods that precede 1Q24 are not reconciled to GAAP as Bamboo was not consolidated in White Mountains's results until 1Q24.

Non-GAAP Financial Measures

White Mountains Insurance Group, Ltd.

Reconciliation of (i) GAAP fixed maturity and short-term investments to Fixed Income (ii) GAAP common equity securities, investment in MediaAlpha and other long-term investments to Equities and Alternatives and (iii) Equities and Alternatives / Total Portfolio.

Total Portfolio equals the sum of Fixed Income and Equities and Alternatives.

($ millions)		1Q24
GAAP fixed maturity and short-term investments	[a] $	3,309
Remove: BAM fixed maturity and short-term investments		(450)
Remove: WM Outrigger fixed maturity and short-term investments		(222)
Remove: Kudu short-term investments		(20)
Add: accrued income & net open payables/receivables		(7)
Add: certain other assets		63
Reclass: certain other long-term investments		433
Reclass: ILS funds		110
Fixed Income	**$**	**3,214**
GAAP common equity securities, investment in MediaAlpha and other long-term investments	[b] $	3,019
Remove: Kudu other long-term investments		(890)
Remove: MediaAlpha		(466)
Remove: PassportCard / DavidShield		(150)
Remove: Elementum		(35)
Remove: Unconsolidated other operating businesses		(48)
Reclass: certain other long-term investments		(433)
Reclass: ILS funds		(110)
Equities and Alternatives	[c] **$**	**888**
Total Portfolio	[d] **$**	**4,102**
GAAP common equity securities, investment in MediaAlpha and other long-term investments / total investments	[b/(a+b)]	48%
Equities and Alternatives / Total Portfolio	[c/d]	**22%**

57

58 Non-GAAP Financial Measures Ark Reconciliation of (i) Ark's GAAP fixed maturity and short-term investments to Ark Fixed Income, (ii) Ark's GAAP common equity securities and other long-term investments to Ark Equities and Alternatives (iii) Ark Equities and Alternatives / Total Ark Portfolio and (iv) Ark Equities and Alternatives / Ark Shareholders' Equity. Total Ark Portfolio equals the sum of Ark Fixed Income and Ark Equities and Alternatives. ($ millions) 1Q24 Ark GAAP fixed maturity and short-term investments [a] 1,560$ Add: accrued income & net open payables/receivables (27) Add: certain other assets 64 Reclass: certain other long-term investments 433 Ark Fixed Income 2,030$ Ark GAAP common equity securities and other long-term investments [b] 895$ Reclass: certain other long-term investments (433) Ark Equities and Alternatives [c] 462$ Total Ark Portfolio [d] 2,492$ Ark shareholders' equity [e] 1,230$ Ark GAAP common equity securities and other long-term investments / Ark total investments [b/(a+b] 36% Ark Equities and Alternatives / Total Ark Portfolio [c/d] 19% Ark GAAP common equity securities and other long-term investments / Ark shareholders' equity [b/e] 73% Ark Equities and Alternatives / Ark Shareholders' Equity [c/e] 38%

59 Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of HG Global's GAAP fixed maturity and short-term investments to HG Global Fixed Income. Total HG Global Portfolio equals HG Global Fixed Income. ($ millions) 1Q24 HG Global GAAP fixed maturity and short-term investments 620$ Add: accrued income 3 HG Global Fixed Income 623$

Non-GAAP Financial Measures

White Mountains Insurance Group, Ltd.

Reconciliation of (i) Other Operations GAAP fixed maturity and short-term investments to Parent Fixed Income (ii) Other Operations GAAP common equity securities, investment in MediaAlpha and other long-term investments to Parent Equities and Alternatives and (iii) Parent Equities and Alternatives / Total Portfolio. Total Parent Portfolio equals the sum of Parent Fixed Income and Parent Equities and Alternatives.

($ millions)			1Q24
Other Operations GAAP fixed maturity and short-term investments	[a]	$	394
Add: Other Operations accrued income & net open payables/receivables			7
Add: Bamboo fixed maturity and short-term investments			43
Add: Bamboo uninvested cash, accrued income & open payables/receivables			8
Reclass: ILS funds			110
Parent Fixed Income		**$**	**561**
Other Operations GAAP common equity securities, investment in MediaAlpha and other long-term investments	[b]	$	1,234
Remove: MediaAlpha			(466)
Remove: PassportCard / DavidShield			(150)
Remove: Elementum			(35)
Remove: Unconsolidated other operating businesses			(48)
Reclass: ILS funds			(110)
Parent Equities and Alternatives	[c]	**$**	**425**
Total Parent Portfolio	[d]	**$**	**986**
Other Operations common equities, investment in MediaAlpha and other long-term investments / Other Operations total investments	[b/(a+b)]		76%
Parent Equities and Alternatives / Total Parent Portfolio	[c/d]		**43%**

60

Non-GAAP Financial Measures

White Mountains Insurance Group, Ltd.

Reconciliation of (i) GAAP common equity securities, investment in MediaAlpha and other long-term investments to Equities and Alternatives and (ii) Equities and Alternatives / Adjusted Shareholders Equity

($ millions)			1Q24
Numerator			
GAAP common equity securities, investment in MediaAlpha and other long-term investments	[a]	$	3,019
Remove: Kudu other long-term investments			(890)
Remove: MediaAlpha			(466)
Remove: PassportCard / DavidShield			(150)
Remove: Elementum			(35)
Remove: Unconsolidated other operating businesses			(48)
Reclass: certain other long-term investments			(433)
Reclass: ILS funds			(110)
Equities and Alternatives			**888**
Add: WTM ownership of Kudu other long-term investments			796
Add: MediaAlpha			466
Consolidated Equities and Alternatives	[b]	$	2,149
Denominator			
WTM's common shareholders' equity	[c]	$	4,470
Non-controlling interest in Ark			335
97% of HG Global's unearned premium reserve			268
97% of HG Global's net deferred acquisition costs			(77)
97% of the time value of money discount on BAM surplus notes			(86)
Adjusted Shareholders' Equity	[d]	$	4,909
GAAP common equity securities, investment in MediaAlpha and other long-term investments / WTM's common shareholders' equity	[a/c]		68%
Equities and Alternatives / Adjusted Shareholders' Equity	[b/d]		**44%**

61

62 Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of GAAP investment returns to Total Portfolio Return, Fixed Income Return and Equity and Alternative Return (returns in USD) 2022 2023 1Q24 GAAP total return on investment portfolio -1.6% 11.4% 4.6% Adjusting items Remove MediaAlpha 1.9% 0.0% -3.4% Remove Kudu invested assets -2.9% -2.1% 0.0% Remove BAM invested assets 0.9% 0.3% 0.1% Remove WM Outrigger invested assets 0.0% 0.3% 0.0% Remove PassportCard/DavidShield, Elementum and unconsolidated other operating businesses -0.4% -0.8% 0.0% Total Portfolio Return -2.1% 9.1% 1.3% GAAP fixed maturity and short-term investment return -4.8% 5.8% 0.7% Adjusting items Remove BAM invested assets 0.6% -0.1% 0.0% Remove WM Outrigger invested assets 0.0% 0.0% -0.1% Reclass ILS funds & other fixed income 0.2% 0.9% 0.1% Fixed Income Return -4.0% 6.6% 0.7% GAAP common equity securities and other long-term investments return 2.3% 18.5% 9.5% Adjusting items Remove MediaAlpha 5.8% 0.5% -7.5% Remove Kudu other long-term investments -5.0% -3.0% 0.5% Remove PassportCard/DavidShield, Elementum and unconsolidated other operating businesses -0.1% -1.0% 0.1% Reclass ILS funds & other fixed income 4.9% 2.1% 0.8% Equity and Alternative Return 7.9% 17.1% 3.4%